United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2003

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada		89119-3720 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (702) 897-7150

Item 12.  Results of Operations and Financial Condition

On December 11, 2003, Shuffle Master, Inc. issued a press release announcing its financial results for its fiscal quarter and year ended October 31, 2003.  The full text of the press release is furnished as Exhibit 99.1 to this report.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: December 12, 2003

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman, Chief Executive Officer and President